                                                                    EXHIBIT 10.2

                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


         WHEREAS, ITEQ, Inc. and the Shareholders of Exell, Inc. entered into that certain Stock Purchase Agreement dated April 24, 1997 (the "Agreement");

         WHEREAS, the parties desire to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The date "June 30, 1997" in Sections 1.6 and 6.1(a) of the Agreement is hereby deleted and replaced with July 31, 1997.

         2. ITEQ, Inc. shall have until July 15, 1997, under Article 2 in which to approve or reject the Disclosure Schedules.

         3. Except as otherwise amended, the Agreement remains in full force and effect.

         EXECUTED BY THE PARTIES as of June 30, 1997.


                                ITEQ, INC.



                                By: /s/ Lawrance W. McAfee
                                   ---------------------------------------------
                                Name: Lawrance W. McAfee
                                     -------------------------------------------
                                Title: EVP and CFO
                                      ------------------------------------------

                                SHAREHOLDERS:



                                 /s/ William R. Miller
                                ------------------------------------------------
                                William R. Miller



                                 /s/ Leo G. Babel
                                ------------------------------------------------
                                Leo G. Babel



                                 /s/ Ellen Dee Blackwell
                                ------------------------------------------------
                                Robert L. Blackwell, II, by Ellen Dee Blackwell, Individually and as Surviving Marital Partner



                                 /s/ William Russel Miller
                                ------------------------------------------------
                                William Russel Miller

                                 /s/ Fabian Howard Babel
                                -----------------------------------------------
                                Fabian Howard Babel



                                 /s/ Robert Blackwell, III
                                -----------------------------------------------
                                Robert Blackwell, III

                  SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT


         WHEREAS, ITEQ, Inc. ("ITEQ") and the Shareholders of Exell, Inc. entered into that certain Stock Purchase Agreement dated April 24, 1997, as amended by a First Amendment to Stock Purchase Agreement dated effective June 30, 1997 (collectively, "Agreement");

         WHEREAS, the parties desire to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The amount "$8,864,958" in the second sentence of Section 1.2 of the Agreement is deleted and replaced with "$7,864,958."

         2. Section 1.4 of the Agreement is deleted. All other provisions of the Agreement which refer to Section 1.4 or require the parties to enter into the Escrow Agreement are deleted.

         3. The parties agree that it is a condition to each party's obligation to close the Agreement that ITEQ and the Partnership (or its successor) shall have entered into a mutually acceptable lease agreement with respect to the real property and improvements which are subject to the Real Estate Contract. Each party agrees that the closing of the Real Estate Contract shall not be a condition to closing for any party to the Agreement. Among other things, the lease agreement shall provide that (i) the base rental during the first three years of the term of the lease agreement will be $150,000.00 per year, (ii) during the fourth and any succeeding year of the lease term, the base rental will be $240,000.00 per year, and (iii) upon completion of the remediation described in paragraph 4 below, ITEQ will purchase the real property and improvements from the Partnership (or its successor) for the sum of $1,500,000.00, in cash, on the terms and conditions set forth in the Real Estate Contract. If for any reason prior to the closing of the Real Estate Contract, the Real Estate Contract and the lease agreement have been terminated, then ITEQ or its affiliates shall convey to the record owner of the real property subject to the Real Estate Contract and such lease all cranes located thereon which constitute "fixtures."

         4. The parties agree that the closing of the Agreement is conditioned upon the parties and/or the Partnership entering into a mutually acceptable agreement with respect to the remediation by ITEQ, Inc. of the property subject to the Real Estate Contract. The remediation obligation will be set forth in the Lease Agreement to be entered into at the Closing of the Agreement.

         5. The last sentence of Section 4.5 and Section 6.1(d) are deleted.

         6. The parties agree that for all accounting and financial reporting purposes the Closing shall be effective as of the close of business on July 31, 1997.

         7. The date "July 31, 1997" in Sections 1.6 and 6.1(a) of the Agreement is hereby deleted and replaced with August 15, 1997.

         8. ITEQ, Inc. shall have until the Closing Date in which to approve or reject the Disclosure Schedules.

          9. Sellers' representation set forth in Section 2.13 is subject to those matters disclosed by the Dames & Moore Reports (as defined in the Real Estate Contract) for which Sellers deny responsibility.

         10. Capitalized terms not defined herein shall have the meanings set forth in the Agreement. Except as otherwise amended, the Agreement remains in full force and effect.

         EXECUTED BY THE PARTIES as of August 13, 1997.


                                ITEQ, INC.



                                By: /s/ Lawrance W. McAfee
                                   ---------------------------------------------
                                Name: Lawrance W. McAfee
                                     -------------------------------------------
                                Title: EVP & CFO
                                      ------------------------------------------

                                SHAREHOLDERS:



                                 /s/ William R. Miller
                                ------------------------------------------------
                                William R. Miller



                                 /s/ Leo G. Babel
                                ------------------------------------------------
                                Leo G. Babel



                                 /s/ Ellen Dee Blackwell
                                ------------------------------------------------
                                Robert L. Blackwell, II, by Ellen Dee Blackwell, Individually and as Surviving Marital Partner



                                 /s/ William Russel Miller
                                ------------------------------------------------
                                William Russel Miller



                                 /s/ Fabian Howard Babel
                                ------------------------------------------------
                                Fabian Howard Babel



                                 /s/ Robert Blackwell, III
                                ------------------------------------------------
                                Robert Blackwell, III



                                 2